Exhibit 10.2

SEVENTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of September 1, 2011, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation, as purchaser (the “Purchaser”), and RESIDENTIAL CARE II, L.L.C., an Indiana limited liability company, RESIDENTIAL CARE IV, L.L.C., an Indiana limited liability company, RESIDENTIAL CARE VI, L.L.C., an Indiana limited liability company, E&F REALTY CO., L.L.P., an Indiana limited liability partnership, AMERICAN SENIOR HOME CARE, L.L.C., an Indiana limited liability company, and AMERICAN SENIOR HOME CARE OF FT. WAYNE, L.L.C., an Indiana limited liability company (each individually, a “Seller” and, jointly and severally, the “Sellers”).

RECITALS:

WHEREAS, the Purchaser and the Sellers are parties to that certain Purchase and Sale Agreement, dated as of March 18, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of April 27, 2011, that certain Second Amendment to Purchase and Sale Agreement, dated as of May 9, 2011, that certain Third Amendment to Purchase and Sale Agreement, dated May as of 11, 2011, that certain Fourth Amendment to Purchase and Sale Agreement, dated as of May 12, 2011, that certain Fifth Amendment to Purchase and Sale Agreement, dated as of July 1, 2011, and that certain Sixth Amendment to Purchase and Sale Agreement, dated as of August 1, 2011 (as so amended, the “Purchase Agreement”), with respect to certain real property and related property known as and located at (a) Forest Creek Commons, 6510 U.S. 31 South, Indianapolis, Indiana, (b) Covington Commons, 2601 Covington Commons Drive, Fort Wayne, Indiana, and (c) Northwoods Commons, 2501 Friendship Boulevard, Kokomo, Indiana, all as further described in the Purchase Agreement; and

WHEREAS, the Purchaser and the Sellers desire to amend the Purchase Agreement to extend the Outside Closing Date, all subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Purchaser and the Sellers, intending to be legally bound, hereby agree as follows:

1.                                       Capitalized Terms.  All capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Purchase Agreement.

2.                                       Closing Date.  Section 1.1 (Definitions) of the Purchase Agreement is hereby amended by deleting the definition of “Outside Closing Date” located therein in its entirety and inserting the following definition in its place:

“Outside Closing Date”  means October 1, 2011.

3.                                       Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.  Any such counterpart may be delivered by facsimile or e-mail (in .pdf format) and any such counterpart so delivered shall be deemed an original for all purposes.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as a sealed instrument as of the date first above written.

PURCHASER:

FIVE STAR QUALITY CARE, INC.,
a Maryland corporation

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Its:	President

SELLERS:

RESIDENTIAL CARE II, L.L.C.,
an Indiana limited liability company

By:	/s/ Wessley E. Jackson
Name:	Wessley E. Jackson
Its:	Manager

RESIDENTIAL CARE IV, L.L.C.,
an Indiana limited liability company

By:	/s/ Wessley E. Jackson
Name:	Wessley E. Jackson
Its:	Manager

RESIDENTIAL CARE VI, L.L.C.,
an Indiana limited liability company

By:	/s/ Wessley E. Jackson
Name:	Wessley E. Jackson
Its:	Manager

[Signature page to Seventh Amendment to Purchase and Sale Agreement]

E&F REALTY CO., L.L.P.,
an Indiana limited liability partnership

By:	EJJ Limited Partnership No. 3,
an Indiana limited partnership,
its Partner

	By:	EJJ., Inc.,
an Indiana corporation,
its General Partner

		By:	/s/ Wessley E. Jackson
		Name:	Wessley E. Jackson
		Its:	Vice President

AMERICAN SENIOR HOME CARE, L.L.C.,
an Indiana limited liability company

By:	/s/ Wessley E. Jackson
Name:	Wessley E. Jackson
Its:	Manager

AMERICAN SENIOR HOME CARE OF FT. WAYNE, L.L.C., an Indiana limited liability company

By:	/s/ Wessley E. Jackson
Name:	Wessley E. Jackson
Its:	Manager

[Signature page to Seventh Amendment to Purchase and Sale Agreement]